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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported):  July 23, 1999



                             Citrix Systems, Inc.
                 ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-27084              75-2275152
           --------                   -------              ----------
  (State or Other Jurisdiction      (Commission           (IRS Employer
       of Incorporation)            File Number)        Identification No.)




      6400 N.W. 6th Way
    Fort Lauderdale, Florida                                 33309
    ------------------------                                 -----
 (Address of Principal Executive                           (Zip Code)
            Offices)




      Registrant's telephone number, including area code: (954) 267-3000

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Item 5.  Other Events.
         -------------

         On July 23, 1999, Citrix Systems, Inc. (the "Company") completed the merger of ViewSoft, Inc. ("ViewSoft"), a company organized under the laws of Delaware, with a wholly-owned subsidiary of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (a) Financial Statements of Business Acquired:  None required.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:
         --------

         Exhibit No.  Description
         -----------  -----------

         99.1  Press release of the Company dated July 12, 1998.

         99.2  Press release of the Company dated July 27, 1999.

                                       2
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                    CITRIX SYSTEMS, INC.

August 3, 1999
                                    By:  /s/ James J. Felcyn, Jr.
                                         ------------------------
                                         James J. Felcyn, Jr.
                                         Vice President, Finance
                                         and Administration,
                                         Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------



          Exhibit No.                          Description
          -----------                          -----------

            99.1            Press release of the Company dated July 12, 1999.

            99.2            Press release of the Company dated July 27, 1999.

                                       4